UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2006

PMA Capital Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-22761	22-2217932
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Sentry Parkway Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(215) 665-5046

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2006, PMA Capital Corporation ("the Registrant") issued a news release regarding its First Quarter 2006 results, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Additionally, the Registrant’s First Quarter 2006 Statistical Supplement is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information, including exhibits attached hereto, furnished under this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As disclosed in the Registrant’s news release dated May 8, 2006, the Registrant received an “extraordinary dividend” in the amount of $73.5 million (the “Extraordinary Dividend”) from its wholly-owned subsidiary, PMA Capital Insurance Company (“PMACIC”). Under the terms of the Indenture, dated November 15, 2004, between the Registrant and U.S. Bank National Association, as supplemented by those certain First and Second Supplemental Indentures, dated November 15, 2004 (collectively, the “Indenture”), establishing the Registrant’s 6.50% Senior Secured Convertible Debentures due 2022 (the “Debentures”), the Registrant is required to use a portion of the proceeds from the Extraordinary Dividend to redeem $35 million aggregate principal amount of the Debentures at a redemption price equal to 110% of the aggregate principal amount of the Debentures, plus accrued and unpaid interest through the date of redemption. The Registrant anticipates that the redemption will occur in June 2006. Holders of the Debentures being redeemed may, at their election, choose to receive the portion of the redemption price in excess of the par value of the Debentures in shares of Class A Common Stock, with such shares being valued at $8.00 per share.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	PMA Capital Corporation News Release, dated May 8, 2006

Exhibit 99.2	PMA Capital Corporation First Quarter 2006 Statistical Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PMA Capital Corporation

May 8, 2006	By:	/s/ William E. Hitselberger
	Name:	William E. Hitselberger
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	PMA Capital Corporation News Release, dated May 8, 2006

Exhibit 99.2	PMA Capital Corporation First Quarter 2006 Statistical Supplement